SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 21, 1997


                AmeriCredit Automobile Receivables Trust 1997-B
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                  333-17981                 88-0359494
-----------------------------     ------------------      ----------------------
 (State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

         c/o AmeriCredit Financial                          76107
               Services, Inc.                   ------------------------------
         Attention: Chris A. Choate                       (Zip Code)
             200 Bailey Avenue
             Fort Worth, Texas
     ---------------------------------
           (Address of Principal
             Executive Offices)

Registrant's telephone number, including area code (817) 882-7000
                                                   --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

               AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,000,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1997-B (the "Trust") issued $68,000,000 Class A-1 5.79% Asset Backed Notes, $96,250,000 Class A-2 6.36% Asset Backed Notes and $85,750,000 Class A-3 6.67% Asset Backed Notes (collectively, the "Notes") on May 21, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

               The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of May 1, 1997, between the Trust and LaSalle National Bank, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

               The Notes will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

               As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated May 15, 1997 filed pursuant to Rule 424(b)(2) of the Act with the Commission.


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

               Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

               1.1 Underwriting Agreement, dated May 15, 1997, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

               4.1 Indenture, dated as of May 1, 1997, between AmeriCredit Automobile Receivables Trust 1997-B and LaSalle National Bank, as Trustee and Trust Collateral Agent.

               4.2 Trust Agreement, dated as of May 1, 1997, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

               4.3 Sale and Servicing Agreement, dated as of May 1, 1997, among AmeriCredit Automobile Receivables Trust 1997-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent.

               4.4 Note Guaranty Surety Bond, dated May 21, 1997 and delivered by Financial Security Assurance Inc.

               10.1 Purchase Agreement, dated as of May 1, 1997, among AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Corp., as Purchaser.

               10.2 Indemnification Agreement, dated May 1, 1997, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

               23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.


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

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                             1997-B

                             By:    AmeriCredit Financial Services, Inc., as
                                    Servicer


                                    By:/s/ Preston Miller
                                       ------------------------------
                                    Name:  Preston Miller
                                    Title: Senior Vice President and
                                           Treasurer

Dated:  May 30, 1997


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

                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

1.1 Underwriting Agreement, dated May 15, 1997, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

4.1 Indenture, dated as of May 1, 1997, between AmeriCredit Automobile Receivables Trust 1997-B and LaSalle National Bank, as Trustee and Trust
                      Collateral Agent.

4.2 Trust Agreement, dated as of May 1, 1997, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of May 1, 1997, among AmeriCredit Automobile Receivables Trust 1997-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated May 21, 1997 and delivered by Financial Security Assurance Inc.

10.1 Purchase Agreement, dated as of May 1, 1997, among AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated May 1, 1997, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.


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